                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                           AMX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
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     (4) Date Filed:
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
                                AMX CORPORATION
                             11995 FORESTGATE DRIVE
                              DALLAS, TEXAS 75243

March 11, 1999

To Our Shareholders:

    We are pleased to invite you to attend a Special Meeting of the Shareholders of AMX Corporation, which will be held at 1445 Ross Avenue, 38th Floor, Dallas, Texas at 10:00 a.m. on April 5, 1999. The doors will open at 9:00 a.m.

    The matters to be acted on at the meeting are described in the Proxy Statement. We hope that you will be able to attend the meeting. However, whether or not you attend, it is important that you vote. Please mark, date, sign and return the enclosed proxy card to ensure that your shares will be represented at the meeting.

    The Board of Directors and the management team look forward to seeing you at the meeting.

                                          Sincerely,
                                          JOHN F. MCHALE
                                          CHAIRMAN OF THE BOARD

                                AMX CORPORATION

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 5, 1999

                            ------------------------

To the Shareholders of AMX Corporation:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of AMX Corporation, a Texas corporation (the "Company"), will be held on April 5, 1999, at 10:00 a.m. at 1445 Ross Avenue, 38th Floor, Dallas, Texas for the following purposes:

    1.  To adopt and approve the AMX Corporation 1999 Equity Incentive Plan; and

    2. To transact such other business incident to the conduct of the meeting as may properly come before the meeting or any adjournments thereof and for such other items which the persons making the solicitation did not know of a reasonable time before the solicitation.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Shareholders of record at the close of business on March 4, 1999 are entitled to notice of and to vote at the meeting. Only holders of record of the Company's common stock on that date are entitled to vote on matters coming before the meeting and any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the meeting will be maintained in the Company's offices at 11995 Forestgate, Dallas, Texas 75243 for ten days prior to the meeting and will be open to the examination of any shareholder during ordinary business hours of the Company.

    Please advise the Company's Transfer Agent, ChaseMellon Shareholder Services L.L.C., Overpeck Centre, 85 Challenger Road, Ridgefield Park, New Jersey, 07660 of any change in your address.

    All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as soon as possible in the envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously returned a Proxy.

                                          By Order of the Board of Directors

                                          DAVID E. CHISUM
                                          SECRETARY

Dallas, Texas
March 11, 1999

                                AMX CORPORATION
                             11995 FORESTGATE DRIVE
                              DALLAS, TEXAS 75243

                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 5, 1999

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of AMX Corporation (the "Company" or "AMX") for the Special Meeting of Shareholders (the "Meeting" or "Special Meeting") to be held on April 5, 1999, at 10:00 a.m. at 1445 Ross Avenue, 38th Floor, Dallas, Texas, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting.

    This proxy statement and the enclosed proxy card are first being sent beginning approximately March 11, 1999, to all shareholders entitled to vote at the Meeting.

RECORD DATE; OUTSTANDING SHARES

    Only shareholders of record at the close of business on March 4, 1999 (the "Record Date") are entitled to receive notice of and to vote at the Meeting. The outstanding voting securities of the Company as of such date consisted of 8,958,112 shares of common stock, par value $.01 per share (the "Common Stock"). The Company has no other class of stock outstanding. For information regarding holders of more than 5% of the outstanding Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

REVOCABILITY OF PROXIES

    The enclosed proxy is revocable at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. If a person who has executed and returned a proxy is present at the Meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy.

VOTING AND SOLICITATION

    Every shareholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the Meeting. The proposal to adopt and approve the AMX Corporation 1999 Equity Incentive Plan (the "Equity Incentive Plan") will require the affirmative vote of a majority of the shares of Common Stock issued and outstanding on the Record Date.

    The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding soliciting materials to beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally, by telephone, by facsimile or by telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Special Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST," or to "ABSTAIN" from a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Special Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory or case law authority in Texas as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

    Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1999 Annual Meeting must have been received by the Company, addressed to David E. Chisum, Secretary, AMX Corporation, 11995 Forestgate Drive, Dallas, Texas 75243, no later than March 8, 1999 for inclusion in the proxy statement and form of proxy relating to that meeting. Such proposals must comply with the Bylaws of the Company and the requirements of Regulation 14A (including Rule 14a-8) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    Pursuant to Rule 14a-4 of the Exchange Act, the Company may exercise discretionary voting authority at the 1999 Annual Meeting under proxies it solicits to vote on a proposal made by a shareholder that the shareholder does not seek to include in the Company's proxy statement pursuant to Rule 14a-8, unless the Company is notified about the proposal no later than May 24, 1999 (assuming that the Company's 1999 Annual Meeting of Shareholders is held on a date that is within 30 days from the date on which the 1998 Annual Meeting was held), and the shareholder satisfies the other requirements of Rule 14a-4(c).

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of February 28, 1999, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock, (ii) each current director of the Company, (iii) the executive officers of the Company named in the table under "Compensation of Directors and Executive Officers--Executive Compensation--Summary Compensation Table," and (iv) all directors and executive officers as a group. The Company does not know of any agreements among its shareholders that relate to voting or investment power of its shares of Common Stock.

                                                                                           SHARES OF COMMON STOCK
                                                                                           BENEFICIALLY OWNED (1)
                                                                                           -----------------------
                                                                                                       PERCENTAGE
5% BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS                                       NUMBER     OWNERSHIP
-----------------------------------------------------------------------------------------  ----------  -----------
Summit Partners (2)......................................................................     496,476        5.5%
  600 Atlantic Avenue
  Suite 2800
  Boston, Massachusetts 02210-2227
InterWest Partners (3)...................................................................   1,036,900       11.6%
  13355 Noel Road
  Suite 1375, LB #65
  Dallas, Texas 75240
Thomas S. Roberts (2)....................................................................     508,976        5.7%
  c/o Summit Partners
  600 Atlantic Avenue
  Suite 2800
  Boston, Massachusetts 02210-2227
Harvey B. Cash (3).......................................................................   1,049,400       11.7%
  c/o InterWest Partners
  13355 Noel Road
  Suite 1375, LB #65
  Dallas, Texas 75240
J. Otis Winters (4)......................................................................      10,000       *
  5956 Sherry Lane Suite 2001
  Dallas, Texas 75225
John F. McHale (5).......................................................................     613,020        7.0%
  111 Congress Avenue
  Suite 3000
  Austin, Texas 78701
Scott D. Miller..........................................................................   1,363,900       15.2%
Peter D. York (6)........................................................................     647,984        7.1%
Joe Hardt (7)............................................................................     547,266        5.9%
David E. Chisum (8)......................................................................      27,500           *
Tom Hite (9).............................................................................      25,000           *
All directors and executive officers as a group (nine persons)(2)(3)(10).................   4,811,046       50.3%

------------------------

*   Less than 1%

(1) The information contained in this table with respect to beneficial ownership reflects "beneficial ownership" as defined in Rule 13d-3 under the Exchange Act. All information with respect to the beneficial ownership of any principal shareholder was supplied in a Schedule 13D or 13G filed with the Securities and Exchange Commission (the "SEC") by or on behalf of such principal shareholder under the Exchange Act and/or was furnished by such principal shareholder to the Company and, except as otherwise indicated or pursuant to community property laws, each shareholder has sole voting and investment power with respect to shares listed as beneficially owned by such shareholder. Shares subject to options exercisable within 60 days of February 28, 1999 are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. The address of each executive officer of the Company is as follows: c/o AMX Corporation, 11995 Forestgate Drive, Dallas, Texas 75243.

(2) Consists of 417,037, 69,509 and 9,930 shares of Common Stock held of record by Summit Ventures III, L.P., Summit Subordinated Debt Fund, L.P., and Summit Investors II, L.P., respectively, all of which are part of an affiliated group of investment partnerships referred to, collectively, as Summit Partners. Summit Partners SD, L.P. is a general partner of Summit Subordinated Debt Fund, L.P. Summit Partners III, L.P. is a General Partner of Summit Ventures III, L.P. Stamps Woodsum & Co. III is a general partner of Summit Partners III, L.P. and Summit Partners SD, L.P. Thomas S. Roberts is a director of the Company and is a general partner of Stamps Woodsum & Co. III and a general partner of Summit Investors II, L.P. Except to the extent of his pecuniary interest in the funds, he disclaims beneficial ownership of the 496,476 shares of Common Stock owned by Summit Partners. The shares listed as being beneficially owned by Mr. Roberts also include 5,000 shares of Common Stock subject to vested options that were granted to Mr. Roberts under the Company's Nonemployee Director Plan upon his election to the Board of Directors and 2,500 shares of Common Stock subject to vested options that were granted immediately following each of the Company's 1996, 1997 and 1998 Annual Meeting of Shareholders.

(3) Consists of 1,030,428 and 6,472 shares of Common Stock held of record by InterWest Partners V, L.P. and InterWest Investors V, respectively, both of which are part of an affiliated group of investment partnerships referred to, collectively, as InterWest Partners. InterWest Management Partners V, L.P. is the general partner of InterWest Partners V, L.P. and Harvey B. Cash is a general partner of InterWest Investors V and is a limited partner of InterWest Management Partners V, L.P. Harvey B. Cash is a director of the Company. Except to the extent of his pecuniary interest in the funds, Mr. Cash disclaims beneficial ownership of the 1,036,900 shares of Common Stock owned by InterWest Partners. The shares listed as being beneficially owned by Mr. Cash also include 5,000 shares of Common Stock subject to vested options that were granted to Mr. Cash under the Company's Nonemployee Director Plan upon his election to the Board of Directors and 2,500 shares of Common Stock subject to vested options that were granted immediately following each of the Company's 1996, 1997 and 1998 Annual Meeting of Shareholders.

(4) Represents 5,000 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable, that were granted to Mr. Winters under the Company's 1995 Nonemployee Director Plan upon his election to the Board of Directors and 2,500 shares of Common Stock subject to vested options that were granted immediately following each of the Company's 1997 and 1998 Annual Meeting of Shareholders.

(5) Includes 7,500 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable, 5,000 of which were granted to Mr. McHale under the Company's Nonemployee Director Plan upon his election to the Board of Directors and 2,500 shares of Common Stock subject to vested options that were granted immediately following the Company's 1998 Annual Meeting of Shareholders.

(6) Includes 164,864 shares of Common Stock issuable upon exercise of outstanding options that are presently exercisable or are exercisable within 60 days after February 28, 1999.

(7) Includes 372,266 shares of Common Stock issuable upon exercise of outstanding options that are presently exercisable or are exercisable within 60 days after February 28, 1999.

(8) Includes 10,000 shares of Common Stock issuable upon exercise of outstanding options that are presently exercisable or are exercisable within 60 days after February 28, 1999.

(9) Represents 25,000 shares of Common Stock issuable upon exercise of outstanding options that are presently exercisable or are exercisable within 60 days after February 28, 1999.

(10) Includes, in addition to an aggregate of 42,500 options granted to the outside directors of the Company, an aggregate of 572,130 shares of Common Stock issuable upon exercise of outstanding options granted to the executive officers of the Company that are presently exercisable or are exercisable within 60 days after February 28, 1999.

    The Shareholders' Agreement entered into in connection with an investment in the Company by several venture capital funds terminated by its own terms upon consummation of the Company's initial public offering; provided, however, that each shareholder who is a party to the Shareholders' Agreement continues to have the right to participate in any sales of Common Stock of the Company made by the other parties to the Shareholders' Agreement at the same price per share and on the same terms and conditions, other than sales of shares made pursuant to a registration statement or any sales made pursuant to Rule 144 or Rule 701 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The co-sale right described above, the exercise of which may result in a change of control of the Company, will terminate on the earlier of (i) March 30, 2005 or (ii) at such time as such venture capital funds own less than 30% of the Common Stock originally acquired by them.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

BOARD COMPENSATION

    Currently, the Company's directors, other than Mr. Winters, do not receive any compensation for serving on the Board of Directors or any Committees, but are reimbursed by the Company for expenses incurred in attending meetings of the Board of Directors or any Committees. Mr. Winters receives a fee of $1,000 per month, $1,000 per meeting of the Board of Directors and $500 per meeting for any committee of the Board of Directors on which he serves. All nonemployee directors participate in the Company's 1995 Director Stock Option Plan and are expected to receive from time to time non-statutory stock options under the 1995 Director Stock Option Plan.

    During the fiscal year ended March 31, 1998, John McHale, who was at that time a nonemployee director of the Company, was granted options to purchase 5,000 shares of the Common Stock at an exercise price of $6.50 per share of Common Stock. Options to purchase 5,000 shares of Common Stock will be granted to each new nonemployee director at the time such person is first elected or appointed to the Board. In addition, immediately following the Company's Annual Meeting of shareholders each year, which commenced with the Company's Annual Meeting on August 16, 1996, each nonemployee director will be granted options to purchase 2,500 shares of Common Stock, which grant will be approved by the entire Board of Directors. At the Company's 1998 Annual Meeting, which was held on August 4, 1998, Mr. McHale, Mr. Winters, Mr. Roberts and Mr. Cash all received grants of options to acquire 2,500 shares of Common Stock at an exercise price of $7.25 per share.

REPORT OF THE COMPENSATION COMMITTEE

    The following is the Report of the Compensation Committee of the Company, describing the compensation policies and rationale applicable to the Company's officers with respect to the compensation paid to the officers for the fiscal year ended March 31, 1998. The information contained in the Report of the Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

TO THE BOARD OF DIRECTORS:

    As members of the Compensation Committee, it is our duty to administer the executive compensation program for the Company. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of the Company and evaluating the performance of such executive officers in meeting such goals. The elements of the executive compensation program described below are implemented and periodically reviewed and adjusted by the Compensation Committee.

    The goals of the Compensation Committee in establishing the Company's executive compensation program are as follows:

    (1) To fairly compensate the executive officers of the Company for their contributions to the Company's short-term and long-term performance. The elements of the Company's compensation program are (i) annual base salaries, (ii) annual cash bonuses and (iii) equity incentives.

    (2) To allow the Company to attract, motivate and retain the management personnel necessary to the Company's success by providing an executive compensation program comparable to that offered by similar companies.

    (3) To provide an executive compensation program with incentives linked to the financial performance of the Company. Under such program, incentive compensation for executive officers is linked to the general financial performance of the Company as measured by such items as revenues and income from operations.

    BASE SALARIES. The annual base salaries of Scott D. Miller, the Chairman of the Board, Joe Hardt, the Chief Executive Officer and President, and Peter D. York, the Vice Chairman of the Company, were predetermined pursuant to employment agreements that were entered into by the Company and such individuals prior to the appointment of the Compensation Committee and were negotiated as part of the venture capital investment in the Company that occurred in March 1995 prior to the Company's initial public offering. Those employment agreements expired on March 31, 1998. As a result, the Compensation Committee has reviewed such base salaries in light of corporate performance, individual performance, experience and a comparison with salary ranges and midpoints reflecting similar positions, duties and levels of responsibility of other companies in similar industries and with comparable revenues and has found them to be reasonable. Each executive officer's base salary is reviewed annually by the Compensation Committee and is subject to upward adjustment on the basis of individual and corporate performance. The Compensation Committee has set new base salaries for those individuals for fiscal year 1999.

    ANNUAL AND OTHER BONUSES. The bonuses available to the executive officers, which for the 1998 fiscal year included Scott D. Miller, Joe Hardt, Peter D. York, David E. Chisum, and Tom Hite are based upon the achievement of specific performance targets. Such bonuses are designed to maximize the shareholder value.

    EQUITY INCENTIVES. Equity incentives, including grants of stock options, are determined based on the Compensation Committee's assessment of the ability of such officers to positively impact the Company's future performance and enhance shareholder value as determined by their individual performances. Stock option grants and other equity incentives are not awarded annually but as the individual performance and experience of each executive officer warrants. Option awards generally vest in cumulative installments of 25% per year. The amount and vesting of stock options are not contingent on achievement of any specific performance targets. All options granted will benefit the executive only to the extent that there is appreciation in the market price of the Common Stock during the option period.

    Equity and cash incentives are not limited to executive officers. Grants of stock options are made to employees upon joining the Company in amounts determined by the Compensation Committee and are also made to selected employees as performance related awards and as awards for certain promotions. The amounts of such grants are determined based on the individual employee's position with the Company and his or her potential ability to beneficially impact the performance of the Company. By giving all employees a stake in the financial performance of the Company, the Compensation Committee's goal is to provide incentives to all employees of the Company to enhance the financial performance of the Company and, thus, shareholder value.

    CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER COMPENSATION. The compensation for the fiscal year ended March 31, 1998 of the Chairman and Chief Executive Officer of the Company principally consisted of a base salary and an annual bonus. Mr. Miller relinquished his positions as President and Chief Executive Officer in connection with Company's initial public offering and, in September 1995, Mr. Hardt was elected President of the Company, a position which included the duties of chief executive officer. Effective July 1, 1997, Mr. Hardt was formally elected the Chief Executive Officer of the Company. Messrs. Miller's and Hardt's base salary was established by contract prior to the Company's initial public offering on November 15, 1995, and therefore prior to the formation of the Compensation Committee. In March 1995, Messrs. Miller and Hardt entered into employment agreements that set their base salary through the fiscal year ended March 31, 1998. Mr. Hardt received other compensation in the fiscal year ended March 31, 1998 in the amount of $1,911 consisting of the Company's matching contributions under the Company's Retirement and Savings Plan (the "401(k) Plan"). Mr. Miller does not participate in the Company's 401(k) Plan. In addition, Messrs. Miller and Hardt each were allocated $8,794 under the AMX Corporation Profit Sharing Plan (the "Profit Sharing Plan") during the fiscal year ended March 31, 1998.

Messrs. Miller and Hardt do not participate in the Compensation Committee's decision regarding their compensation.

                                          COMPENSATION COMMITTEE
                                          (for the fiscal year ended March 31,
                                          1998)

                                          THOMAS S. ROBERTS
                                          J. OTIS WINTERS
                                          JOHN F. MCHALE

    The above Report of the Compensation Committee was prepared by the Compensation Committee for the Company's Proxy Statement for its 1998 Annual Meeting. At the time such report was prepared, the Compensation Committee consisted of Messrs. Roberts, Winters and McHale. On January 15, 1999, Mr. Miller resigned as Chairman of the Board of Directors (although he remains as a director), and Mr. McHale was elected to such position. In connection therewith, on January 15, 1999 Mr. McHale resigned as a member of the Compensation Committee and Harvey B. Cash was appointed by the Board to replace him on the Compensation Committee. In addition, on January 15, 1999, Mr. Roberts also resigned as a member of the Compensation Committee. Accordingly, as of the date of this Proxy Statement, the Compensation Committee consists of Messrs. Winters and Cash.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Winters and Cash are the current members of the Compensation Committee. Messrs. Cash and Roberts served as members of the Compensation Committee until August 1997 when the Board appointed Mr. Winters to replace Mr. Cash. Mr. McHale was subsequently appointed to the Compensation Committee in October of 1997 upon his election to the Company's Board of Directors. Mr. McHale resigned from the Compensation Committee on January 15, 1999 in connection with his election as Chairman of the Board, and the Board appointed Mr. Cash to replace him. In addition, on January 15, 1999, Mr. Roberts also resigned as a member of the Compensation Committee.

    During the last fiscal year, no executive officer of the Company served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return on an investment of $100 on November 16, 1995 (the date of the Company's initial public offering) in (i) the Company's Common Stock, (ii) the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) Index (the "Nasdaq Composite Index"), and (iii) the Total Return Index of the Nasdaq Stock Market Electronic Components. The values with each investment as of the date of the Company's initial public offering are based on share price appreciation and the reinvestment of dividends.

    The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              AMX      NASDAQ - US   NASDAQ - ELECTRONIC COMPONENTS
11/16/95     $100.00        $100.00                         $100.00
12/31/95     $100.00        $100.86                          $89.94
3/29/96      $101.43        $105.56                          $89.38
6/28/96       $90.00        $114.18                         $102.11
9/30/96       $74.29        $118.24                         $123.76
12/31/96      $67.14        $124.05                         $155.54
3/31/97       $80.00        $117.33                         $156.76
6/30/97       $65.71        $138.83                         $167.55
9/30/97       $91.43        $162.32                         $217.59
12/31/97      $65.71        $152.26                         $163.09
3/31/98      $100.00        $178.19                         $179.37

    The graph above assumes $100 invested on November 16, 1995 (the date of the Company's initial public offering), and was plotted using the following data:

                                                                        NASDAQ         NASDAY
                                                               AMX        US      ELECTRONIC COMP.
                                                            ---------  ---------  ----------------
11/16/95..................................................  $  100.00  $  100.00     $   100.00
12/31/95..................................................  $  100.00  $  100.86     $    89.94
3/29/96...................................................  $  101.43  $  105.56     $    89.38
6/28/96...................................................  $   90.00  $  114.18     $   102.11
9/30/96...................................................  $   74.29  $  118.24     $   123.76
12/31/96..................................................  $   67.14  $  124.05     $   155.54
3/31/97...................................................  $   80.00  $  117.33     $   156.76
6/30/97...................................................  $   65.71  $  138.83     $   167.55
9/30/97...................................................  $   91.43  $  162.32     $   217.59
12/31/97..................................................  $   65.71  $  152.26     $   163.09
3/31/98...................................................  $  100.00  $  178.19     $   179.37

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. The following table summarizes information with respect to the compensation of the Company's President and Chief Executive Officer and the other most highly compensated executive officers of the Company, including the Company's Chairman of the Board (the "Executive Group"), whose total compensation exceeded $100,000 during the fiscal year ended March 31, 1998.

                                                                                LONG TERM
                                                                           COMPENSATION AWARDS
                                                     ANNUAL COMPENSATION   --------------------
                                                    ---------------------  NUMBER OF SECURITIES     ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR     SALARY(1)     BONUS     UNDERLYING OPTIONS   COMPENSATION(2)
---------------------------------------  ---------  ----------  ---------  --------------------  ----------------
Scott D. Miller........................       1998  $  240,529     --               --              $    8,794
  Former Chairman of the Board (3)            1997     227,133     --               --                   9,515
                                              1996     230,932     --               --                   6,345
Joe Hardt..............................       1998  $  193,201  $  75,000           --              $   10,705
  Chief Executive Officer and President       1997     175,365     --               --                  11,724
                                              1996     168,480     38,667          200,000(4)            8,093
Peter D. York..........................       1998  $  188,164     --               --              $   10,621
  Vice Chairman of the Board and Senior       1997     178,872     --               --                  11,797
  Vice President                              1996     165,127  $  38,667          100,000(4)            7,428
David E. Chisum........................       1998  $  124,802  $  20,000           15,000          $    6,983
  Chief Financial Officer                     1997      89,580(5)    --             25,000(5)              297
                                              1996      --         --               --                  --
Tom Hite...............................       1998  $  133,556  $  20,000           --                  --
  Vice President Engineering CEO PHAST        1997       5,000(6)    --             50,000              --
  Corporation                                 1996      --         --               --                  --

------------------------

(1) Under the terms of the March 30, 1995 employment agreements, as amended, the annual base salary for Messrs. Miller, Hardt and York through March 30, 1998 was $230,500, $175,000 and $182,000, respectively, subject to any increases determined by the Compensation Committee. See "--Employment Agreements" below.

(2) Represents the amounts of matching contributions and allocations made by the Company for participating officers under the 401(k) Plan (which was established in January 1995) and the Profit Sharing Plan (which was established in 1989). For fiscal 1998, the Company (a) made matching contributions under the 401(k) Plan of $1,911 for Joe Hardt, $1,828 for Peter York, and $1,200 for David E. Chisum, and (b) allocated $8,794 under the Profit Sharing Plan to the accounts of each of Messrs. Miller, Hardt, and York, and $5,783 for Mr. Chisum.

(3) On January 15, 1999, Mr. Miller resigned as Chairman of the Board of Directors. Mr. Miller continues to serve as a director of the Company.

(4) Messrs. Hardt and York were granted these options pursuant to their respective employment agreements at an exercise price of $1.88 per share, which was in excess of the fair market value per share. See "--Employment Agreements" below.

(5) Represents the portion of Mr. Chisum's $110,000 annual salary for the fiscal year ended March 31, 1997 since his employment commenced in May 1996. Mr. Chisum was granted options to acquire 25,000 shares of common stock at an exercise price of $5.75 per share in July 1996.

(6) Represents the portion of Mr. Hite's $130,000 annual salary for the fiscal year ended March 31, 1997 since his employment commenced in March 1997. Mr. Hite was granted options to acquire 50,000 shares of common stock at an exercise price of $6.50 per share in March 1997.

    OPTION GRANTS IN LAST FISCAL YEAR. The following table provides information on stock options granted to the Executive Group during the fiscal year ended March 31, 1998.

                                                                INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                                            ----------------------------------------------------------    VALUE AT ASSUMED
                                             NUMBER OF       PERCENT OF                                 ANNUAL RATES OF STOCK
                                            SECURITIES      TOTAL OPTIONS                                PRICE APPRECIATION
                                            UNDERLYING       GRANTED TO        PER SHARE                 FOR OPTION TERM(2)
                                              OPTIONS       EMPLOYEES IN       EXERCISE    EXPIRATION   ---------------------
NAME                                        GRANTED(1)       FISCAL YEAR         PRICE        DATE         5%         10%
------------------------------------------  -----------  -------------------  -----------  -----------  ---------  ----------
David E. Chisum...........................      15,000               5%        $    5.94     8/13/2007  $  93,391  $  236,671

------------------------------

(1) 25% of such options granted are exercisable after the first, second, third, and fourth anniversaries of the date of grant, respectively.

(2) The dollar amounts under these columns represent the realizable value of each grant of options assuming that the market price of the Common Stock appreciates in value from the date of grant at the 5% and 10% assumed annual rates of compounded stock price appreciation mandated by the rules of the SEC. Actual gains, if any, on stock option exercises are dependent on many factors, including the future financial performance of the Company and overall market conditions, and there can be no assurance provided to the Executive Group or any other holder of the Company's securities that the actual stock price will appreciate at the assumed 5% or 10% levels or at any other defined level.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES. The following options were exercised during the fiscal year ended March 31, 1998, by the Executive Group:

                                                                 NUMBER OF SHARES UNDERLYING
                                                                                                  VALUE OF UNEXERCISED
                                                                    UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS
                                                                        MARCH 31, 1998            AT MARCH 31, 1998(2)
                                    SHARES ACQUIRED    VALUE     ----------------------------  ---------------------------
NAME                                  ON EXERCISE     REALIZED   EXERCISABLE(1) UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
----------------------------------  ---------------  ----------  -------------  -------------  ------------  -------------
Joe Hardt.........................        25,000     $  124,500      341,016         50,000    $  2,519,461   $   343,750
Peter D. York.....................        --             --          139,864         25,000         948,917       171,875
David E. Chisum...................        --             --            6,250         33,750          18,750        98,400
Tom Hite..........................        --             --           12,500         37,500          28,125        84,375

------------------------------

(1) 25% of such options are exercisable after the first, second, third, and fourth anniversaries of the date of grant, respectively.

(2) Based on the fair market value of the Common Stock of $8.75 per share as reported on the Nasdaq National Market on March 31, 1998.

EMPLOYMENT AGREEMENTS

    In March 1995, the Company entered into employment agreements, which were subsequently amended, with Scott D. Miller, Joe Hardt and Peter D. York, all of which expired on March 31, 1998 and have not been renewed.

    In October 1998, the Company entered into employment agreements with each of Joe Hardt and Tom Hite (the "Employment Agreements"). The following is a summary of the principal terms of the Employment Agreements. Each Employment Agreement is for an initial term of three years. In general, the Company may terminate each of Messrs. Hardt's and Hite's employment for "cause," death or "disability," or "without cause," and each of Messrs. Hardt and Hite may terminate employment for "good reason." Pursuant to the Employment Agreements, Mr. Hardt has agreed to serve as President and Chief Executive Officer of the Company and Mr. Hite has agreed to serve as Vice President-Engineering of the Company and as President and Chief Executive Officer of its subsidiary, PHAST Corporation. Each of Messrs. Hardt and Hite will receive an annual base salary of $200,000 and $150,000, respectively, subject to review on an annual basis by the Compensation Committee of the Board of Directors (provided that such base salary may not be decreased). The Employment Agreements provide that the employee shall be eligible to participate in such bonus plan as may be approved by the Compensation Committee of the Board of Directors and permits the employee to participate in any and all benefit plans and incentive plans maintained by or on behalf of the Company. In addition, the Employment Agreements provide for certain payments and benefits in the event that the employee is terminated without cause or due to death or permanent disability.

    The Employment Agreements also generally provide that the employee will keep confidential certain non-public information regarding the Company and further provides that, during the employee's employment and for two years following termination of the Employment Agreements, the employee, will not, subject to certain exceptions, engage or have a financial interest in any business located anywhere in the restricted area which competes with the Company or any affiliate of the Company. The restricted territory under the Employment Agreements is the entire world. The employee further agrees under the Employment Agreements that during the restricted period he will not solicit or otherwise contact any of the Company's or its affiliates' customers, distributors, dealers or representatives.

               PROPOSAL TO ADOPT AND APPROVE THE AMX CORPORATION
                           1999 EQUITY INCENTIVE PLAN
                                    (ITEM 1)

    The Equity Incentive Plan was adopted and approved prior to the date hereof by the Board of Directors (the "Board"), subject to shareholder approval at the Meeting. The Board of Directors unanimously approved the adoption of the Equity Incentive Plan. No options or other awards have been or will be granted under the Equity Incentive Plan until after it has been approved by the shareholders of the Company. The following summary description of the Equity Incentive Plan is qualified in its entirety by reference to the Equity Incentive Plan, a copy of which is attached hereto as Appendix A and incorporated herein by reference.

    The Equity Incentive Plan is intended to provide a means by which selected employees of and consultants to the Company and its subsidiaries may be given an opportunity to acquire an equity interest in the Company. The Company, by means of the Equity Incentive Plan, will seek to retain the services of persons who are or become employees of or consultants to the Company and its subsidiaries, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries.

    As of February 15, 1999, there were 115,170 options that remained available for grant under the Company's 1995 Stock Option Plan. The Company expects that it will continue to grant available options under the 1995 Stock Option Plan.

ADMINISTRATION

    The Equity Incentive Plan is administered by the Company's Compensation Committee (the "Committee"), which was appointed by the Board and whose members serve at the pleasure of the Board. The Committee will have two or more members, each of whom will be an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3). In addition, such committee members will also be non-employee directors within the meaning of Rule 16b-3 promulgated under the Exchange Act. If from time to time no Committee is so designated, then the Equity Incentive Plan will be administered by the Board. The Committee has full authority, subject to the provisions of the Equity Incentive Plan, to award (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards (collectively, "Awards").

    Subject to the provisions of the Equity Incentive Plan, the Committee determines, among other things, the persons to whom from time to time Awards may be granted ("Participants"), the specific type of Awards to be granted (e.g., Stock Option, Restricted Stock, etc.), the number of shares subject to each Award, share prices, any restrictions or limitations on such Awards and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards. The interpretation and construction by the Committee of any provisions of, and the determination of any questions arising under the Equity Incentive Plan or any rule or regulation established by the Committee pursuant to the Equity Incentive Plan will be final, conclusive and binding on all persons interested in the Equity Incentive Plan.

SHARES SUBJECT TO THE EQUITY INCENTIVE PLAN, GENERAL TERMS

    The Equity Incentive Plan authorizes the granting of Awards which would allow up to an aggregate of 3,000,000 shares of Common Stock to be acquired by the Participants and provides that a maximum of 1,500,000 shares of Common Stock may be issued to any one Participant. In order to prevent the dilution or enlargement of the rights of Participants under the Equity Incentive Plan, the number of shares of Common Stock authorized by the Equity Incentive Plan is subject to adjustment by the Board in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, reverse stock split, merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock. If any shares granted under the Equity Incentive Plan are forfeited or terminated, such shares will again be available for distribution in connection with Awards subsequently granted under the Equity Incentive Plan.

ELIGIBILITY

    Subject to the provisions of the Equity Incentive Plan, Awards may be granted to key employees, officers, directors, consultants and other persons who are deemed to have rendered or to be able to render significant services to the Company or its subsidiaries and are deemed to have contributed or to have the potential to contribute to the success of the Company. Incentive Stock Options (as hereinafter defined) may be awarded only to persons who, at the time of such awards, are employees of the Company or its subsidiaries.

TYPES OF AWARDS

    STOCK OPTIONS. Options granted under the Equity Incentive Plan may be either options that are intended to qualify for treatment as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not so qualify. Options may be granted under the Equity Incentive Plan to any person who is an officer or other employee (including an officer or other employee who is also a director) or consultants of the Company or any of its subsidiaries. The exercise price of Incentive Stock Options must be at least the fair market value of a share of the Common Stock on the date of grant (and not less than 110% of the fair market value in the case of an Incentive Stock Option granted to an optionee owning 10% or more of the Common Stock). The exercise price of Non-qualified Stock Options may be less than 100% of the fair market value of a share of the Common Stock on the date of grant.

    The term of an option may not exceed 10 years (five years in the case of an Incentive Stock Option granted to an optionee owning 10% or more of the Common Stock). However, options may be granted that provide that at any time after the date of the grant of the option, in the event of (i) any person or group of persons becoming for the first time the beneficial owner, directly or indirectly, of more than 50% of the total voting stock of the Company, other than as a result of a transfer or series of related transfers of voting stock from a person or group of persons who immediately prior to such transfer or transfers was the beneficial owner, and who after giving effect to such transfer or transfers continues to be the beneficial owner, of more than 50% of the voting stock of the Company; (ii) a merger or consolidation of the Company as a result of which the holders of all of the voting stock of the Company prior to such event do not continue to hold either directly or indirectly at least a majority of the Company voting stock after such event, (iii) a sale of all or substantially all of the asserts of the Company or (iv) certain changes in the majority of the Board of Directors of the Company during any 12 consecutive month period any portion of which is after the date of the grant of the option, the option may be exercised in whole or in part without regard to any provisions thereof. The accelerated vesting of outstanding options upon the occurrence of such a "change in control" transaction could have the effect of delaying, deferring, or preventing a change in control of the Company.

    STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights ("SARs" or singularly "SAR") in conjunction with all or part of any Option granted under the Equity Incentive Plan or may grant SARs on a freestanding basis. In conjunction with Non-qualified Options, SARs may be granted either at or after the time of the grant of such Non-qualified Options. In conjunction with Incentive Stock Options, SARs may be granted only at the time of the grant of such Incentive Stock Options. An SAR entitles the holder thereof to receive an amount (payable in cash and/or Common Stock, as determined by the Committee) equal to the fair market value of one share of Common Stock over the SAR price or the exercise price of the related Option, multiplied by the number of shares subject to the SAR.

    RESTRICTED STOCK AWARDS. The Committee may award shares of restricted stock ("Restricted Stock") either alone or in addition to other Awards granted under the Equity Incentive Plan. The Committee shall determine the restricted period during which the shares of stock may be forfeited if, for example, the Participant's employment is terminated. In order to enforce the forfeiture provisions, the Equity Incentive Plan requires that all shares of Restricted Stock awarded to the Participant remain in the physical custody of the Company until the restrictions on such shares have terminated.

    DEFERRED STOCK. The Committee may award shares of deferred stock ("Deferred Stock") either alone or in addition to other Awards granted under the Equity Incentive Plan. The Committee shall determine the deferral period during which time the receipt of the stock is deferred. The Award may specify, for example, that the Participant must remain employed by the Company during the entire deferral period in order to be issued the stock.

    STOCK RELOAD OPTIONS. The Committee may grant Stock Reload Options in conjunction with any Option granted under the Equity Incentive Plan. In conjunction with Incentive Stock Options, Stock Reload Options may be granted only at the time of the grant of such Incentive Option. In conjunction with Non-qualified Options, Stock Reload Options may be granted either at or after the time of the grant of such Non-qualified Options. A stock Reload Option permits a Participant who exercises an Option by delivering already owned stock (i.e., the stock-for-stock method) to receive back from the Company a new Option (at the current market price) for the same number of shares delivered to exercise the Option, which new Option may not be exercised until one year after it was granted and expires on the date the original option would have expired (had it not been previously exercised).

    OTHER STOCK-BASED AWARDS. the Committee may grant performance shares and shares of stock valued with reference to the performance of the Company, either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. Subject to the terms of the Equity Incentive Plan, the Committee has complete discretion to determine the terms and conditions applicable to any such stock-based awards. Such terms and conditions may require, among other things, continued employment and/or the attainment of specified performance objectives.

TERM AND TERMINATION OF THE EQUITY INCENTIVE PLAN

    The Equity Incentive Plan became effective upon approval of the plan by the Board of Directors on February 9, 1999 (the "Effective Date"); provided that the continuance of the plan is conditioned on receipt of shareholder approval at the Meeting. Unless terminated by the Board, the Equity Incentive Plan shall continue to remain effective until such time as no further Awards may be granted and all Awards granted under the Equity Incentive Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten-year period following the Effective Date.

AMENDMENTS TO THE PLAN

    The Equity Incentive Plan provides that the Board of Directors may amend or terminate the Equity Incentive Plan in any respect whatsoever, provided that any such amendment or termination will not affect Awards previously granted. If required by Rule 16b-3 under the Exchange Act, or any Code or NASD requirements, the Board of Directors will not amend or terminate the Equity Incentive Plan without shareholder approval.

BENEFITS TO EXECUTIVE OFFICERS AND DIRECTORS

    As of the date of this Proxy Statement, the benefits that will be paid under the Equity Incentive Plan were not determinable and no options or other awards had been granted under the Equity Incentive Plan. Since it will be the Company's policy to grant options or other awards under the Equity Incentive Plan to executive officers of the Company from time to time as determined by the Board of Directors of the

Company, it was not possible, as of February 28, 1999, to indicate the number or names of executive officers who will receive options or other awards or the number of shares for which options will be granted under the Equity Incentive Plan. The Company does not anticipate granting any options or other awards under the Equity Incentive Plan to non-employee directors of the Company, and expects to continue to utilize its 1995 Director Option Plan for option grants to non-employee directors. Upon approval of the Equity Incentive Plan at the Meeting, the Company expects to file with the Securities and Exchange Commission a Registration Statement on Form S-8, which will become effective upon filing, covering the issuance of shares of Common Stock upon exercise of options or other awards to be granted under the Equity Incentive Plan. See "--Certain Federal Income Tax Consequences" below for a discussion of the federal income tax consequences to the Company and optionees of the issuance and exercise of options or other awards under the Equity Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion of the principal federal income tax consequences of participation in the Equity Incentive Plan is based on statutory authority, as well as judicial and administrative interpretations as of the date of this Proxy Statement, all of which are subject to change at any time (possibly with retroactive effect). As the law is technical and complex, the discussion below necessarily represents only a general summary. The Equity Incentive Plan is not qualified under Section 401(a) of the Code.

INCENTIVE STOCK OPTIONS.

    Incentive Stock Options granted under the Equity Incentive Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

    Any employee who receives an Incentive Stock Option does not recognize any taxable income upon the grant of such Incentive Stock Option. Similarly, the exercise of an Incentive Stock Option generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employees' particular tax situation, does not apply and (ii) the employee is employed by the Company from the date of grant of the option until 3 months prior to the exercise thereof, except where such employment terminates by reason of disability (where the 3 month period is extended to 1 year) or death (where this requirement does not apply). If an employee exercises an Incentive Stock Option after these requisite periods, the Incentive Stock Option will be treated as a Non-qualified Stock Option and will be subject to the rules set forth below under the caption "Non-qualified Options."

    Further, if after exercising an Incentive Stock Option, an employee disposes of the shares so acquired more than two years form the date of grant and more than one year from the date of receipt of the shares upon exercise of such Incentive Stock Option (the "applicable holding period"), the employee will normally recognize a capital gain or loss equal to the difference, if any, between the amount received for the shares and the employee's tax basis in such shares.

    If, however, an employee does not hold the shares so acquired for the applicable holding period, thereby making a "disqualifying disposition," the employee would realize ordinary income on the excess of the fair market value of the shares at the time the Incentive Stock Option was exercised over the exercise price and the balance, if any, would be short-term or long-term capital gain depending on the length of the employee's holding period and provided that the employee held such shares as a capital asset at such time. If the sales price of the stock sold in a disqualifying disposition is less than its fair market value on the exercise date, the ordinary income is limited to the amount of the gain (if any) realized on the sale. If the sales price of the stock sold in a disqualifying disposition is less than the exercise price, the employee will recognize a capital loss.

    An employee who exercises an Incentive Stock Option by delivering shares previously acquired pursuant to the exercise of an Incentive Stock Option is treated as making a "disqualifying disposition" of his or her shares if the employee delivers them before the expiration of their applicable holding period. Upon the exercise of an Incentive Stock Option with previously-acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to such previously-acquired shares.

NON-QUALIFIED OPTIONS.

    Non-qualified Stock Options granted under the Equity Incentive Plan are options that do not qualify as Incentive Stock Options. An individual who receives a Non-qualified Stock Option generally will not recognize any taxable income upon the grant of such Non-qualified Stock Option. However, the individual generally will recognize ordinary income upon exercise of a Non-qualified Stock Option in an amount equal to the excess of (i) the fair market value of the shares at the time of exercise over (ii) the exercise price.

    The ordinary income recognized with respect to the receipt of shares upon exercise of a Non-qualified Stock Option will be subject to both wage withholding and employment taxes.

    As a result of Section 16(b) of the Exchange Act, any individual who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company should consult with his or her tax advisor as to whether the timing of income recognition is deferred for any period following the exercise of a Non-qualified Stock Option (i.e., the "Deferral Period"). Absent an election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the option (the "Section 83(b) election"), recognition of income by such an individual will be deferred until the expiration of the Deferral Period, if any.

    An individuals' tax basis in the shares received on exercise of a Non-qualified Stock Option will be equal to the amount of any cash paid on exercise, plus the amount of ordinary income recognized by such individual as a result of the receipt of such shares. The holding period for such shares would begin just after the transfer of the shares or, in the case of an officer, director or beneficial owner of more than 10% of any class of equity securities of the Company who does not make a Section 83(b) election, just after the expiration of the Deferral Period, if any.

    If an individual exercises a Non-qualified Stock Option by delivering shares to the Company, other than shares previously acquired pursuant to the exercise of an Incentive Stock Option which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the Non-qualified Stock Option as if he or she had paid the exercise price in cash. So long as the individual receives a separate identifiable stock certificate therefor, the tax basis and the holding period for that number of shares received on such exercise that is equal to the number of shares surrendered on such exercise will be equal to the tax basis and include the holding period of those shares surrendered. The individual's tax basis and holding period for the additional shares received on exercise of a Non-qualified Stock Option paid for, in whole or in part, with shares will be the same as if the individual had exercised the Non-qualified Stock Option solely for cash.

    Upon a change of control of the Company, some or all of the then-outstanding stock options may immediately become exercisable. In general, if the total amount of payments to an individual that are contingent upon a "change of control" of the Company (as defined in Section 280G of the Code), including payments under the Equity Incentive Plan that vest upon a change of control, equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five complete years preceding the "change of control"), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case the individual would be subject to a 20% excise tax on a portion of such payments.

STOCK APPRECIATION RIGHTS.

    Recipients of SARs do not recognize income upon the grant of such rights. When a participant elects to receive payment of an SAR, the participant recognizes ordinary income in an amount equal to the cash and fair market value of the stock received.

RESTRICTED STOCK AWARDS.

    In the absence of a Section 83(b) election, grantees of Restricted Stock do not recognize income at the time of the grant of such stock. When shares of Restricted Stock are no longer subject to a substantial risk of forfeiture, grantees recognize ordinary income in an amount equal to the fair market value of the stock less the amount paid, if any, for the stock. Alternatively, the recipient may elect under Section 83(b) to report the fair market value of the Restricted Stock as income on the date the stock is transferred to the recipient.

DEFERRED STOCK.

    A recipient of an award of Deferred Stock under the Equity Incentive Plan will be taxed at ordinary income rates on the fair market value of the award at the later of the time when the Deferred Stock is transferred to the recipient or when the recipient's rights in such Deferred Stock become vested.

STOCK RELOAD OPTIONS.

    A recipient who receives Stock Reload Options under the Equity Incentive Plan will be taxed on such Options in the manner described above under the heading "Incentive Stock Options" or "Nonqualified Options," as appropriate. The recipient will not be taxed on the grant of the Stock Reload Options, but will be taxed upon their exercise or on a later sale of the underlying Stock, depending on the nature of the Options.

OTHER STOCK-BASED AWARDS.

    The tax consequences arising from the issuance of Other Stock-Based Awards will depend on the specific terms of the Award, but in most cases the recipient will be taxed at ordinary income rates on the fair market value of the Award at the later of the time when cash or stock is transferred to the recipient pursuant to the Award or when the recipient's rights in the subject of the Award become vested.

VOTE REQUIRED.

    The affirmative vote of the holders of a majority of the Company's Common Stock issued and outstanding of the Record Date will be required to adopt and approve the Equity Incentive Plan. The Board of Directors recommends voting "FOR" the adoption and approval of the Equity Incentive Plan.

                                 OTHER MATTERS

    Management does not intend to bring before the Meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the Meeting by others. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxies in accordance with their judgment.

    The Company has borne the cost of preparing, assembling and mailing this proxy solicitation material.

                                          By Order Of The Board of Directors
                                          DAVID E. CHISUM

                                          SECRETARY

                                   APPENDIX A
                                AMX CORPORATION
                           1999 EQUITY INCENTIVE PLAN

                                AMX CORPORATION
                           1999 EQUITY INCENTIVE PLAN
                            Adopted February 9, 1999

    1. PURPOSE OF THE PLAN.

    The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company and its Affiliates may be given an opportunity to acquire a proprietary interest in the Company. Under the Plan, the Company may provide various types of long-term incentive awards, including Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Reload Options and Other Stock-Based Awards, in order to retain the services of persons who are now Employees of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates. Stock Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

    2. DEFINITIONS.

    As used herein, the following definitions shall apply:

    (a) "Affiliate" means, with respect to any Person, any Parent or Subsidiary of such Person, whether such Parent or Subsidiary is now or hereafter existing.

    (b) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an Award under the Plan.

    (c) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

    (d) "Award" means an award of Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Reload Options or Other Stock-Based Awards under the Plan.

    (e) "Beneficial Owner" means a "beneficial owner" as defined in Rule 13d-3 of the Exchange Act.

    (f) "Board" means the Board of Directors of the Company.

    (g) "Code" means the Internal Revenue Code of 1986, as amended.

    (h) "Change of Control" means the occurrence of (i) any Person or Group of Persons becoming for the first time the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company ("Voting Stock"), other than as a result of a transfer or series of related transfers of Voting Stock from a Person or Group of Persons who immediately prior to such transfer or transfers was the Beneficial Owner, and who after giving effect to such transfer or transfers continues to be the Beneficial Owner, of more than fifty percent (50%) of the Voting Stock of the Company; (ii) a merger or consolidation of the Company with or into another Person or the merger of another Person into the Company as a consequence of which those Persons who held all of the Voting Stock of the Company immediately prior to such merger or consolidation do not hold either directly or indirectly a majority of the Voting Stock of the Company (or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger or consolidation; (iii) the sale of all or substantially all of the assets of the Company to any Person or Group of Persons (other than to an entity which owns a majority or more of the Common Stock of the Company, a Subsidiary of the Company, or to an entity whose equity interests are owned directly or indirectly by the Company or by an entity which owns directly or indirectly a majority or more of the Common Stock of the Company); or (iv) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the Company made in opposition to the nominees recommended by the Continuing

Directors) during any period of 12 consecutive months, as a result of which a majority of the Board of Directors of the Company consists of individuals other than Continuing Directors.

    (i) "Committee" means the Compensation Committee of the Board of Directors.

    (j) "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

    (k) "Company" means AMX Corporation.

    (l) "Consultant" means (i) any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services and (ii) any Director of the Company, whether such Director is compensated for such services or not.

    (m) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or any Affiliate is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliate or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Holder shall cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

    (n) "Deferred Stock" means Stock to be received at the end of a specified deferral period under an Award made pursuant to Section 10 below.

    (o) "Director" means a member of the Board of Directors of the Company.

    (p) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

    (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (r) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

        (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

        (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

    (s) "Group" means a "group" as such term is used in Section 13(d)(3) of the Exchange Act.

    (t) "Holder" means a person who has received an Award under the Plan.

    (u) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

    (v) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

    (w) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (x) "Option" means a Stock Option granted pursuant to the Plan.

    (y) "Option Agreement" shall mean the written option agreement, substantially in the form attached hereto as Exhibit A (or such other form as may be approved by the Committee for use under the Plan pursuant to Section 3(b)(v) hereof), between the Company and Holder evidencing the grant of an Option.

    (z) "Optioned Stock" means the Common Stock subject to an Option.

    (aa) "Other Stock-Based Awards" means awards (other than Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and Stock Reload Options) denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to shares of Common Stock.

    (bb) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

    (cc) "Person" means an individual or entity.

    (dd) "Plan" means this 1999 Equity Incentive Plan.

    (ee) "Restricted Stock" means Stock, received under an Award made pursuant to Section 9 below, that is subject to restrictions under said Section 9.

    (ff) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto.

    (gg) "Section 16(b)" means Section 16(b) of the Exchange Act.

    (hh) "SAR Value" means the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in a related Stock Option in the case of a Stock Appreciation Right granted in tandem with a Stock Option and the Stock Appreciation Right price per share in the case of a Stock Appreciation Right awarded on a free standing basis, in each case multiplied by the number of shares in respect of which the Stock Appreciation Right shall be exercised, on the date of exercise.

    (ii) "Share" means a share of the Common Stock of the Company.

    (jj) "Stock" means the Common Stock of the Company.

    (kk) "Stock Appreciation Right' means the right, pursuant to an Award granted under Section 8 hereof, to recover an amount equal to the SAR Value.

    (ll) "Stock Option" means any Option to purchase shares of Stock which is granted pursuant to the Plan.

    (mm) "Stock Reload Option" means any option granted under Section 7(e) as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

    (nn) "Subsidiary" "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, including without limitation, in the case of the Company, PHAST Corporation, Axcess Technology, Ltd., and AMX Control Systems, Ltd. Pte.

    (oo) "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted in tandem with all or part of any Stock Option granted under the Plan.

    3. ADMINISTRATION OF THE PLAN.

    (a) PLAN ADMINISTRATION. The Plan at all times shall be administered by the Committee, which shall be comprised solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3 and (ii) unless otherwise determined by the Board of Directors, "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code.

    (b) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Committee shall have the full authority to award: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of the Plan):

        (i) to determine the Fair Market Value of the Common Stock;

        (ii) to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

        (iii) to determine whether and to what extent Awards or any combination thereof are granted hereunder;

        (iv) to determine the number of Shares to be covered by each such Award granted hereunder;

        (v) to approve forms of agreement for use under the Plan;

        (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price of an Option; any specified performance goals or other criteria which must be attained for the vesting of an Award; any restrictions or limitations; and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions; and

        (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.

    (c) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all Holders of any Awards. No member of the Board or any Committee administering the Plan shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

    4. STOCK SUBJECT TO THE PLAN.

    The maximum aggregate number of Shares that may be acquired by Holders of any Awards granted under the Plan is 3,000,000 Shares and the maximum number of Shares that may be acquired by an individual Holder under the Plan shall not exceed 1,500,000 (in each case subject to adjustment as provided in Section 12 of the Plan). The Shares may be authorized but unissued or reacquired Common Stock.

    If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

    5. ELIGIBILITY.

    (a) Awards may be made or granted to key employees, officers, directors and consultants of the Company who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

    (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company or any Affiliate) exceeds $100,000, such Options shall be treated for tax purposes as Nonqualified Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. For purposes of this Section 5(b), the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

    (c) Neither the Plan nor any Award shall confer upon any Holder any right with respect to continuation of his or her employment or consulting relationship with the Company or any Affiliate, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

    6. OPTION EXERCISE PRICE AND CONSIDERATION.

    (a) The per Share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Committee, but in the case of an Incentive Stock Option:

        (i) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the date of grant; and

        (ii) granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the date of grant.

    (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either
(i) in cash or check, or (ii) at the discretion of the Committee, in one or a combination of the following ways (which may be in combination with or in lieu of payment by cash or check): (A) by delivery to the Company of other Shares of Common Stock of the Company to be valued at their Fair Market Value on the exercise date, (B) according to a deferred payment or other arrangement with the Person to whom the Option is granted or to whom the Option is transferred pursuant to Section 15, (C) withholding of Shares that would otherwise be issued upon the exercise of the Option, valued at their Fair Market Value on the exercise date, or (D) in any other form of legal consideration that may be acceptable to the Committee. In making its determination as to the type of consideration to accept, the Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. In addition, such consideration shall be accompanied by the delivery by the Optionee of a properly executed exercise notice together with such other documentation as the Committee and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

    7. EXERCISE OF OPTION.

    (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. The total number of Shares subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable with respect to some or all of the Shares allotted to that period and may be exercised with respect to some or all of the Shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.

    An Option may not be exercised for a fraction of a Share. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    Subject to Section 18, an Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the Person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. To the extent required by applicable federal, state, local or foreign law, an Optionee shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or any sale of Shares, which obligations may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 6(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 hereof.

    (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Subject to paragraph (c) below, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination; provided, however, that such Option may be exercised only within such period of time as is determined by the Committee at the date of grant. Such time period shall not, in the case of an Incentive Stock Option, exceed three (3) months after the date of such termination and shall not, in any case, be later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. An Optionee's Continuous Status as an Employee or Consultant shall not be terminated in the event of Optionee's change of status from an Employee to a Consultant or from a Consultant to an Employee; provided, however, that in the event of an Optionee's change of status from an Employee to a Consultant, any Incentive Stock Option granted to such Employee shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day three months and one day following such change of status.

    (c) DISABILITY OF OPTIONEE. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she otherwise was entitled to exercise it at the date of such termination. If such disability is not a "disability" as such term is defined in
Section 22(e)(3) of the Code, then in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day three months and one day following such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by any Person who acquired the right to exercise the Option by bequest or inheritance (the "Option Beneficiary"), but only to the extent that the Optionee was entitled to exercise the Option on the date of death. To the extent that, at the time of death, the Optionee was not entitled to exercise the Option, or if the Option Beneficiary does not exercise the Option within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

    (e) STOCK RELOAD OPTION. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Non-Qualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price of the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Stock Reload Option is related.

    8. STOCK APPRECIATION RIGHTS.

    (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted in tandem with (i.e., Tandem Stock Appreciation Right) or in conjunction with all or part of any Stock Option granted under the Plan or may be granted on a free-standing basis. In the case of a Non-Qualified Stock Option, a Tandem Stock Appreciation Right may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, a Tandem Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

    (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to the following terms and conditions:

        (i) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 and may be subject to the Code with respect to related Incentive Stock Options and such additional limitations on exercisability as shall be determined by the Committee and set forth in the Agreement. Other Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Agreement.

        (ii) TERMINATION. A Tandem Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until after the number of shares remaining under the related Stock Option equals the number of shares covered by the Tandem Stock Appreciation Right.

        (iii) METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by a Holder by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive such amount in the form determined pursuant to Section 8(b)(iv) below. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

        (iv) RECEIPT OF SAR VALUE. Upon the exercise of a Stock Appreciation Right, a Holder shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal to the SAR Value with the Committee having the right to determine the form of payment.

        (v) SHARES AFFECTED UPON PLAN. Upon the exercise of a Tandem Stock Appreciation Right, the Stock Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 hereof on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares, if any, issued under the Tandem Stock Appreciation Right at the time of exercise based upon the SAR Value.

    9. RESTRICTED STOCK.

    (a) GRANT. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such Awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

    (b) TERMS AND CONDITIONS. Each Restricted Stock Award shall be subject to the following terms and conditions:

        (i) CERTIFICATES. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

        (ii) RIGHTS OF HOLDER. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that
    (A) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired;
    (D) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

        (iii) VESTING: FORFEITURE. Upon the expiration of the Restriction Period with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

    10. DEFERRED STOCK.

    (a) GRANT. Shares of Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which receipt of the shares will be deferred, and all the other terms and conditions of the Awards.

    (b) TERMS AND CONDITIONS. Each Deferred Stock Award shall be subject to the following terms and conditions:

        (i) CERTIFICATES. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 10(b)(iii) below, where applicable), share certificates shall be delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock Award.

        (ii) VESTING; FORFEITURE. Upon the expiration of the Deferral Period (or the Additional Deferral Period, where applicable) with respect to each Award of Deferred Stock and the satisfaction of any other applicable limitations, terms or conditions, such Deferred Stock shall become vested in accordance with the terms of the Agreement. Any Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock that has been so forfeited.

        (iii) ADDITIONAL DEFERRAL PERIOD. A Holder may request to, and the Committee may at any time, defer the receipt of an Award (or an installment of an Award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock Award (or such installment).

    11. OTHER STOCK-BASED AWARDS.

    (a) GRANT AND EXERCISE. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under this Plan or any other plan of the Company.

    (b) ELIGIBILITY FOR OTHER STOCK-BASED AWARDS. The Committee shall determine the eligible persons to whom and the time or times at which grants of such Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other terms and conditions of the Awards.

    (c) TERMS AND CONDITIONS. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

    12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

    (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible or exchangeable into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares of Common Stock subject to an Award.

    (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify the Holder at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Award shall terminate immediately prior to the consummation of such proposed action; provided, however, that the Committee may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of an earlier date fixed by the Committee and give each Holder the right to exercise his or her rights as to all or any part of the Award, including Shares as to which the Award would not otherwise be exercisable.

    (c) MERGER OR ASSET SALE. Subject to Section 12(d), in the event of the merger of the Company into, or the consolidation of the Company with, another corporation in which the shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, or the sale of all or substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or an Affiliate of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Holder shall fully vest in and have the right to exercise the Award (provided it has not already terminated), including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Committee shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger, consolidation or sale of assets, the option substituted for such Award confers the right to purchase or receive, for each Share of Stock subject to the Award immediately prior to the merger, consolidation or sale of assets, the per Share consideration (whether stock, cash, or other securities or property) received in the merger, consolidation or sale of assets by holders of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger, consolidation or sale of assets is not solely common stock of the successor corporation or its Parent (if any), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share of Stock subject to the Award, to be solely common stock of the successor corporation or its Parent (if any) equal in fair market value to the per Share consideration received by holders of Common Stock in the merger, consolidation or sale of assets.

    (d) CHANGE OF CONTROL. Notwithstanding anything to the contrary, the Committee may grant Awards which provide for the acceleration of the vesting of Shares subject to the Award upon a Change of Control. Such provisions shall be set forth in the Agreement.

    (e) FURTHER ADJUSTMENTS. In the event of any change of a type described in paragraphs (a) or (c) above, the Committee shall make any further adjustment to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Awards, the maximum number of Shares for which Awards may be granted to any one Employee and the number of Shares and price per Share subject to outstanding Awards as shall be equitable to prevent dilution or enlargement of rights under such Awards, and the determination of the Committee as to these matters shall be conclusive and binding on the Holder; provided, however, that
(i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" as defined in
Section 422 of the Code.

    (f) NO LIMITATION ON RIGHT TO MERGE, ETC. The grant of Awards pursuant to the Plan shall not restrict in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

    13. TERM OF PLAN.

    The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company, as described in Section 21 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 17 of the Plan.

    14. TERM OF OPTIONS.

    The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof; and provided further that in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall be no more than five (5) years from the date of grant thereof.

    15. NON-TRANSFERABILITY OF AWARDS.

    An Incentive Stock Option shall not be transferrable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Person to whom the Incentive Stock Option is granted only by such Person. Any other Award, including a Nonqualified Stock Option, shall not be transferrable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or by Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the Person to whom the Option is granted only by such Person or any transferee pursuant to a QDRO; PROVIDED, HOWEVER, that the Board of Directors or the Committee, as applicable, in its discretion, may allow for transferability of Nonqualified Stock Options by a Holder to "Immediate Family Members." For purposes of the Plan, "Immediate Family Members" means children, grandchildren, spouse or common law spouse, siblings or parents of the Holder or to bona fide trusts, partnerships or other entities controlled by and of which the beneficiaries are Immediate Family Members of the Holder. Any Nonqualified Stock

Option grants that are transferable are further conditioned on the Holder and Immediate Family Members agreeing to abide by the Company's then current stock option transfer guidelines.

    16. TIME OF GRANTING AWARDS.

    The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination granting such Award, or such other date as is determined by the Committee. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

    17. AMENDMENT AND TERMINATION OF THE PLAN.

    The Board may amend or terminate the Plan in any respect whatsoever, provided that any such amendment or termination of the Plan shall not affect Award already granted and such Award shall remain in full force and effect as if the Plan had not been amended or terminated. In addition, to the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

    18. CONDITIONS UPON ISSUANCE OF SHARES.

    Shares shall not be issued pursuant to an Award unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant Applicable Laws, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed or any automatic quotation system upon which the Shares may then be quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    The Company may require any Optionee or other Holder, as a condition of receiving Shares pursuant to an Award, (i) to give written assurances satisfactory to the Company as to the Holder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matter, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; (ii) to give written assurances satisfactory to the Company stating that such Person is acquiring the Shares subject to the Award for such Person's own account and not with any present intention of selling or otherwise distributing such Shares; and (iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise of the Award has been registered under a then currently effective registration statement under the Securities Act and all applicable state securities laws, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Shares, and may enter stop-transfer orders against the transfer of the Shares issued upon the exercise of an Award.

    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    19. RESERVATION OF SHARES.

    The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    20. AGREEMENTS.

    Options shall be evidenced by Option Agreements in such form as the Committee shall approve from time to time. Other Awards shall be evidenced by similar Agreements.

    21. SHAREHOLDER APPROVAL.

    Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained to the extent and in manner required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed or any automatic quotation system upon which the Common Stock is quoted.

    22. USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of stock pursuant to Options or other Awards shall constitute general funds of the Company.

    23. MISCELLANEOUS.

    (a) ACCELERATION OF VESTING. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

    (b) RULE 16B-3. With respect to Persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such Persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Award Agreement. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall not apply to such Persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

    (c) GRANTS EXCEEDING ALLOTTED SHARES. If the number of shares of Stock subject to an Award granted pursuant to the Plan exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with
Section 17 of the Plan.

    (d) NOTICE. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received. Any written notice to Holders required by any provisions of the Plan shall be addressed to the Holder at the address on file with the Company and shall become effective three days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight courier.

    (e) SAVINGS CLAUSE. Notwithstanding any other provision hereof, the Plan is intended to qualify as a plan pursuant to which Incentive Stock Options may be issued under Section 422 of the Code. If the Plan or any provision of the Plan shall be held to be invalid or to fail to meet the requirements of Section 422 of the Code or the regulations promulgated thereunder, such invalidity or failure shall not affect the remaining parts of the Plan, but rather it shall be construed and enforced as if the Plan or the affected provision thereof, as the case may be, complied in all respects with the requirements of Section 422 of the Code.

    (f) GOVERNING LAW. The Plan and all rights and obligations thereunder shall be construed in accordance with and governed by the laws of the State of Texas without regard to its conflict of laws rules.

                                                                       EXHIBIT A

                                AMX CORPORATION
                           1999 EQUITY INCENTIVE PLAN
                             STOCK OPTION AGREEMENT

    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

    I. NOTICE OF STOCK OPTION GRANT

    [Optionee's name and address]

    You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of this Option Agreement and the Plan, including the provisions thereof relating to increases in the number of shares covered by this Option upon the occurrence of certain specified events, as follows:

Grant Number............................
Date of Grant...........................
Vesting Commencement Date...............
Exercise Price per Share................  $
Total Number of Shares Granted
Total Exercise Price....................  $
Type of Option:.........................             Incentive Stock Option
                                                     Nonqualified Stock Option
Term/Expiration Date:
(No more than 10 years from date of
  grant, 5 years for certain grants)

VESTING SCHEDULE

    This Option may be exercised, in whole or in part, in accordance with the following schedule. Except only as specifically provided elsewhere herein or in the Plan, this Option shall be exercisable in the following cumulative installments:

[NOTE: TO BE COMPLETED UPON GRANT OF OPTIONS]

TERMINATION PERIOD

    You may exercise this Option for three months (or such shorter period provided for elsewhere herein) after your employment or consulting relationship with the Company terminates, or for such longer period upon your death or disability as provided in the Plan. If your status changes from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no case may you exercise this Option after the Term/Expiration Date as provided above. Notwithstanding the foregoing, in the event the Company terminates your employment for Cause (as defined below), this Option will terminate on the date of the termination of your employment and will not be exercisable thereafter. For purposes of this Agreement, "Cause" means the occurrence of any of the following events or reasons:

        (a) Optionee's conviction for a felony offense or commission by Optionee of any act abhorrent to the community that the Company considers materially damaging to or tending to discredit the reputation of the Company;

        (b) Dishonesty, fraud, willful misconduct, unlawful discrimination or theft on the part of Optionee;

        (c) Optionee's using for his or her own benefit any confidential or proprietary information of the Company, or willfully or negligently divulging any such information to third parties without the prior written consent of the Company;

        (d) Optionee's public drunkenness, public use of illegal substances or drugs or the use, possession, distribution or being under the influence of alcohol or illegal substances or drugs in the workplace (the only exception is that Optionee may consume alcohol reasonably and responsibly, if he or she so chooses, at legitimate business events and functions where alcohol is legally available); or

        (e) the determination by the Company that Optionee has continually failed or refused to comply, after notice of and a reasonable opportunity to cure such failure or refusal, with the policies, standards, regulations, instructions, or directions of the Company as they currently exist or as they may be modified from time to time.

    II. AGREEMENT

    1. GRANT OF OPTION. AMX Corporation (the "Company") hereby grants to the Optionee named in Section I hereof (the "Optionee") an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in
Section I hereof, at the exercise price per share set forth in Section I hereof (the "Exercise Price") subject to the terms, definitions and provisions of the 1999 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

    If designated in Section I hereof as an Incentive Stock Option, this Option is intended (subject to Section 5(b) of the Plan) to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

      2.  EXERCISE OF OPTION.

    (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in Section I hereof and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, disability or other termination of the employment or consulting relationship, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement.

    (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice (in the form attached hereto as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

    The Optionee shall, upon notification of the amount due (if any) as a result of the exercise of the Option and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company as provided in the Plan amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

    No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed or any automatic quotation system upon which the Shares may then be quoted.

Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

    3. METHOD OF PAYMENT. The purchase price of Optioned Shares acquired pursuant to the Option shall be paid as set forth in the Plan. THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED TO PAY FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

    4. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, and may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.

    5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or as otherwise set forth in the Plan and may be exercised during the lifetime of Optionee only by Optionee or a permitted transferee as set forth in the Plan. The terms of the Plan and this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    6. TERM OF OPTION. This Option may be exercised only within the term set out in Section I hereof, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Sections 5 and 6 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

    7. TAX CONSEQUENCES. The grant and/or exercise of the Option will have federal and state income tax consequences. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES ACQUIRED UPON EXERCISE, PARTICULARLY WITH RESPECT TO HIS OR HER STATE'S TAX LAWS.

    8. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and this Option Agreement may not be amended except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by Texas law except for that body of law pertaining to conflict of laws.

    9. WARRANTIES, REPRESENTATIONS AND COVENANTS. The undersigned Optionee warrants and represents that he or she has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS OPTION AGREEMENT, NOR IN THE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY

WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

                                AMX CORPORATION

                                By:
                                     -----------------------------------------
                                                       Name:
                                     -----------------------------------------
                                                       TITLE:
                                     -----------------------------------------

                                OPTIONEE:
                                ---------------------------------------------
                                Signature
                                -----------------------------------------------
                                Print Name
                                -----------------------------------------------
                                Residence Address
                                -----------------------------------------------
                                Area Code/Telephone Number

                                   EXHIBIT A
                                AMX CORPORATION
                           1999 EQUITY INCENTIVE PLAN
                                EXERCISE NOTICE

AMX Corporation
11995 Forestgate Drive
Dallas, Texas 75243

Attention: Secretary

    1. EXERCISE OF OPTION. Effective as of today,       , 199  , the undersigned
("Purchaser") hereby elects to purchase       shares (the "Shares") of the
Common Stock of AMX Corporation (the "Company") under and pursuant to the 1999
Stock Option Plan (the "Plan") and the Stock Option Agreement dated       ,
199  (the "Option Agreement"). The purchase price for the Shares shall be
$      , as specified in the Option Agreement.

    2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full
purchase price for the Shares of             . THE USE OF SHARES OF STOCK
ACQUIRED OR TO BE ACQUIRED FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

    3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

    4. RIGHTS AS SHAREHOLDER. The Purchaser shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject for which such Option is exercised including, but not limited to, rights to vote or to receive dividends unless and until the Purchaser has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and the Purchaser has become a record holder of such Shares. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied, except as provided in Section 12 of the Plan.

    5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and this Agreement may not be amended except by means of a writing signed by the Company and Purchaser. This Agreement is governed by Texas law except for that body of law pertaining to conflict of laws.

Submitted by:                                  Accepted by:

PURCHASER:                                     AMX CORPORATION
--------------------------------------------   By:
Signature
--------------------------------------------   Its:
Print Name

Address:                                       Address:
                                               11995 Forestgate Drive
                                               Dallas, Texas 75243

                                AMX CORPORATION
                THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY
                 SPECIAL MEETING OF SHAREHOLDERS--APRIL 5, 1999

    The undersigned shareholder(s) of AMX Corporation, a Texas corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby appoints John F. McHale and Joe Hardt, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of AMX Corporation to be held April 5, 1999, at 10:00 a.m. at 1445 Ross Avenue, 38th Floor, Dallas, Texas, and any adjournments thereof, and to vote all shares of Common Stock that the undersigned is entitled to vote on the matters set forth below:

1.  PROPOSAL TO ADOPT AND APPROVE THE AMX CORPORATION 1999 EQUITY INCENTIVE
    PLAN.

                  / / FOR         / / AGAINST        / / ABSTAIN

2.  IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE CHECK THIS BOX: / /

    In their discretion, the Proxies are authorized to vote upon such other business incident to the conduct of the meeting as may properly come before the meeting and for such other items which the persons making the solicitation did not know of a reasonable time before the solicitation.

    THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL TO ADOPT AND APPROVE THE AMX CORPORATION 1999 EQUITY INCENTIVE PLAN AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                                         ---------------------------------------

                                         Signature

                                         ---------------------------------------

                                         Signature (To be signed if shares are
                                         held by joint tenants as community
                                         property)

                                         ---------------------------------------

                                         Title, if applicable
                                         Dated: __________________________, 1999

                                         This proxy should be dated and signed
                                         by the Shareholder(s) exactly as his or
                                         her name appears thereon and returned
                                         promptly in the enclosed envelope.
                                         Persons signing in a fiduciary capacity
                                         should so indicate. If shares are held
                                         by joint tenants as community property,
                                         both should sign.